SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549



FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date of Report (Date of Earliest Event Reported)
October 22, 1998

General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)



  Delaware               1-11656                  42-1283895
(State or other         (Commission           (I.R.S. Employer
 jurisdiction of         File Number)           Identification
 incorporation)                                        Number)


110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices)  (Zip Code)


312) 960-5000
(Registrant's telephone number, including area code)



N/A
(Former name or former address, if changed since last report.)




Item 5.  Other Events.

Mall St. Vincent

On October 21, 1998, GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), acquired in a negotiated arm's length transaction 100% of Mall St. Vincent, an enclosed regional mall located in Shreveport, Louisiana, from MSV Properties, L.L.C., a Georgia limited liability company. The general partner of the Operating Partnership is the registrant, General Growth Properties, Inc., a Delaware corporation (the "Company" ), which holds approximately a 65.9% interest in the Operating Partnership (assuming conversion of all preferred units of limited partnership in the Operating Partnership into common units of limited partnership in the Operating Partnership). The Operating Partnership caused Mall St. Vincent to be conveyed to a Delaware limited partnership, the general partner of which is a wholly owned subsidiary of the Company and the limited partner is the Operating Partnership.

The aggregate consideration paid by the Operating Partnership for the Mall St. Vincent was approximately $26.4 million (subject to prorations and to certain adjustments and payments to be made by the Operating Partnership). The consideration was paid by issuing 200,052 redeemable common units of limited partnership in the Operating Partnership (of which 88,871 common units were immediately redeemed for cash by the Operating Partnership upon demand of the holders of such units) and by assuming approximately $19.2 million of existing debt. The cash paid in exchange for the redemption of such units was funded from the Operating Partnership's line of credit.

Mall St. Vincent was originally developed by a predecessor of the Company in
 1977 and then sold in 1980. The center underwent extensive remodeling in 1991. It is a one-level mall of approximately 569,000 square feet. The center is anchored by Dillard's, Sears, the Stage and AMC Theatres. In addition, the center has 156,000 square feet of mall shop space and is currently
98% occupied.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
     (a),(b) Not applicable.
     (c) Exhibits

     See Exhibit Index attached hereto and incorporated herein.



SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                GENERAL GROWTH PROPERTIES, INC.



                                By:  /s/ Bernard Freibaum
                                   _____________________________
                                    Bernard Freibaum
                                    Executive Vice President and
                                    Chief Financial Officer

                                    Date:   November 10, 1998



EXHIBIT INDEX

Exhibit                        Name                         Page
Number                                                    Number


2.1	Contribution Agreement, dated October 21, 1998,
	between MSV Properties, L.L.C. and GGP Limited
	Partnership.

2.2	Redemption Rights Agreement, dated October 21, 1998,
	among (i) GGP Limited Partnership, (ii) General Growth 	Properties, Inc., and
 (iii) the following:(a) MSV Properties,
	L.L.C., (b) Shreve Capital, Inc., (c) CMS/Valley Forge Real
	Estate Opportunity Fund, L.P., (d) Harry J. Butler, Jr., (e)
	Sealy Retail Properties, L.L.C., (f) Scott P. Sealy (g) Mark
	P. Sealy, (h) Gwen Sealy, (i) Scott P. Sealy, not
	individually but solely as Trustee for J. Pollard Sealy Trust
	for Scott P. Sealy, (j) Scott P. Sealy, not individually but
	solely as Trustee for J. Pollard Sealy Trust for Laura
	Celeste Sealy Curtis,(k) Scott P. Sealy, not individually but
	solely as Trustee for J. Pollard Sealy Trust for Mark P.
	Sealy, (l) Scott P. Sealy, not individually but solely as
	Trustee for J. Pollard Sealy Trust for Lisa Wood Sealy
	Hollier and (m) Scott P. Sealy, not individually but solely
	as Trustee for J. Pollard Sealy Trust for Sue Sealy Geren.